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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        July 22, 1996
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                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

             Ohio                        1-8116                31-0785108
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
       incorporation)                                      Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio                    43017
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (614) 764-3100
                                                  -----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

                                  Page 1 of 5.


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Item 1.           Changes in Control of Registrant.
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                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.
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                  Not applicable.

Item 3.           Bankruptcy or Receivership.
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                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accounts.
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                  Not applicable.

Item 5.           Other Events.
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                  On July 23, 1996, the Company issued a press release
                  announcing that its Chairman of the Board, James W. Near, had died the previous day after suffering a heart attack. The press release is attached hereto as
                  Exhibit 99 and incorporated herein by reference.

Item 6.           Resignations of Registrant's Directors.
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                  Not applicable.

Item 7.           Financial Statements and Exhibits.
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                  Not aplicable.

Item 8.           Change in Fiscal Year.
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                  Not applicable.



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                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WENDY'S INTERNATIONAL, INC.

                                  By:/s/ Gordon F. Teter
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                                     Gordon F. Teter
                                     President, Chief Executive Officer
                                        & Chief Operating Officer

Date: July 23, 1996
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